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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 18, 2005
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                         EACO CORPORATION
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      (Exact name of registrant as specified in its charter)

                             Florida
                         -----------------
          (State or Other Jurisdiction of Incorporation)

               0-14311                         59-2597349
       (Commission File Number)  (IRS Employer Identification No.)

        2113 Florida Boulevard, Neptune Beach, Florida 32266
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       (Address of principal executive offices and zip code)

                         (904) 249-4197
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         (Registrant's telephone number, including area code)

    ----------------------------------------------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

_ Written communications pursuant to Rule 425 under the Securities
  Act (17 CF 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)


_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On January 18, 2005, EACO Corporation announced the completion of a sales leaseback financing transaction.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.    Description


99.1           Press Release dated January 18, 2005 issued by EACO
               Corporation


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EACO CORPORATION


Date:  January 19, 2005       By: /s/ Edward B. Alexander
                              Edward B. Alexander, President/COO

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EXHIBIT INDEX


Exhibit No.

99.1  Press Release dated January 18, 2005 issued by EACO
      Corporation.

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Exhibit 99.1


Contact:                                    FOR IMMEDIATE RELEASE
          Stephen Travis
          Director of Finance
          (904) 249-4197                    January 18, 2005

        EACO CORPORATION COMPLETES FINANCING TRANSACTION
                     FOR WHISTLE JUNCTIONS

NEPTUNE BEACH, FLORIDA - EACO Corporation (OTCBB:EACO), today announced that it completed a sale-leaseback financing transaction designed to provide funding for remodels of several of its Ryan's restaurants to its new Whistle Junction concept. The Company sold one of its restaurants for $2.6 million, and entered into a twenty-year lease on the restaurant property. After payment of debt of approximately $1.1 million and closing and selling costs of approximately $200,000, the transaction provided net proceeds to the Company of approximately $1.3 million. The Company intends to use these proceeds to remodel several of its Ryan's to its successful new Whistle Junction concept.

Edward B. Alexander, President of the Company, remarked, "We are excited to complete this transaction, and we are looking forward to accelerating the process of converting more of our restaurants to our new Whistle Junction concept. We have been very pleased with the results of the conversions we have done to date, and we are convinced that the Whistle Junction concept will result in a successful transition of our existing restaurants and provide an exciting growth vehicle for the future."

The Company's next Whistle Junction opening is planned for its restaurant in Jacksonville in the Regency Square area, shortly after the NFL's Super Bowl in Jacksonville in February. The Company currently operates four Whistle Junction restaurants, six Florida Buffets and seven Ryan's restaurants. The Company intends to convert all of the Ryan's restaurants by June 30, 2005.

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